UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): May 3, 2007

SigmaTel, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50391	74-2691412
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1601 S. MoPac Expressway

Suite 100

Austin, Texas 78746

(Address of principal executive offices)

Registrant’s telephone number, including area code: (512) 381-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02

Results of Operation and Financial Condition.

On May 3, 2007, SigmaTel issued a press release announcing its 2007 first quarter results, and on the same date held a related conference call to discuss these results. The full text of the press release issued in connection with the announcement is attached as Exhibit No. 99.1 to this Current Report on Form 8-K. The press release and conference call contain forward-looking statements regarding SigmaTel and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

The information in Item 2.02 of this Current Report on Form 8-K, and exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Use of Non-GAAP Financial Information

SigmaTel provides a non-GAAP measure of gross profit, net income (loss) and net income (loss) per share in its earnings release. The presentation of gross profit, net income (loss) and net income (loss) per share is intended to be a supplemental measure of performance and excludes: (i) a non-cash charge related to amortization of intangible assets from acquisitions; (ii) a non-cash charge related to stock-based compensation; (iii) a charge related to the abandonment leased facilities; and (iv) a loss on the disposition of assets in conjunction with the lease abandonment. SigmaTel believes that excluding these items represents a better basis for the comparison of its current results to past, present, and future operating results, and a better means to highlight the results of core ongoing operations. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with GAAP. The non-GAAP financial measures included in the press release have been reconciled to the corresponding GAAP financial measures as required under the rules of the Securities and Exchange Commission regarding the use of non-GAAP financial measures.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated May 3, 2007, announcing 2007 first quarter results

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2007

SIGMATEL, INC.

By:	/S/ R. Scott Schaefer
R. Scott Schaefer
Vice President of Finance, and
Chief Financial Officer

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EXHIBIT INDEX

EXHIBIT NO.

99.1	Press Release, dated May 3, 2007, announcing 2007 first quarter results

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